Statement of Additional Information Supplement September 8, 2015

For the following funds with statements of additional information dated January 1, 2015 – June 30, 2015, as supplemented to date:

American Funds College Target Date Series®

American Funds Portfolio SeriesSM

American Funds Retirement Income Portfolio SeriesSM

American Funds Target Date Retirement Series®

The following is added to the “Description of certain securities, investment techniques and risks” section of the statement of additional information under the heading “Investment techniques relating to the underlying funds” for each of the series listed above with the exception of American Funds Retirement Income Portfolio Series. With respect to American Funds Retirement Income Portfolio Series only, the following is added to the “Description of certain securities, investment techniques and risks” section of the statement of additional information under the heading “The underlying funds”.

Investing through Stock Connect — An underlying fund may invest in China A-shares of certain Chinese companies listed and traded on the Shanghai Stock Exchange (“SSE”) through the Shanghai-Hong Kong Stock Connect Program (“Stock Connect”). Stock Connect is a securities trading and clearing program developed by the Stock Exchange of Hong Kong, the SSE and the China Securities Depository and Clearing Corporation Limited. It facilitates foreign investment in the People’s Republic of China (“PRC”) via brokers in Hong Kong. Investors through Stock Connect are subject to PRC regulations and SSE listing rules, among others. These could include limitations on trading or suspension of trading. These regulations are relatively new, untested and subject to changes which could adversely impact an underlying fund’s rights with respect to the securities. As Stock Connect is new there are no assurances that the necessary systems to run the program will function properly.

Stock Connect is subject to aggregate and daily quota limitations on purchases and an underlying fund may experience delays in transacting via Stock Connect. Once the daily quota is reached, the remaining orders for that day are rejected. A-shares obtained on Stock Connect may only be sold, purchased or otherwise transferred through Stock Connect. Stock Connect only operates when both PRC and Hong Kong markets are open for trading and when banking services are available in both markets for the corresponding settlement dates. An underlying fund’s shares are held in an omnibus account and registered in nominee name. An underlying fund may have additional risks relating to investments in China, for example, through purchases in H shares of Chinese companies listed on the Hong Kong Exchange or as a Qualified Foreign Institutional Investor (“QFII”) purchasing A shares in China. Please see the sections on risks relating to investing outside of the United States and risks of investing in emerging markets for further information.

Keep this supplement with your statement of additional information.

Lit No. MFGEBS-146-0915O CGD/10149-S51544